EXHIBIT 99.3

RESIGNATION

TO:	INTELLIGENT CLOUD RESOURCES INC.

AND TO:	The Directors thereof

I, Rehan Saeed, of 2602 Innisfil Road, Mississauga, Ontario, L5M 4H9, do hereby resign and tender my resignation as DIRECTOR and CFO of the Corporation, to take effect forthwith.

DATED this 21st day of July 2017.

/s/ Rehan Saeed
Rehan Saeed.